MORTGAGE LOAN WAREHOUSE AND SECURITY AGREEMENT

                                   SUMMIT BANK

                                     - TO -

                       COMMUNITY HOME MORTGAGE CORPORATION

                            Dated: November 15, 1999

                 MORTGAGE LOAN WAREHOUSE AND SECURITY AGREEMENT

         THIS MORTGAGE LOAN WAREHOUSE AND SECURITY AGREEMENT is entered into as of this 15 day of November, 1999, between COMMUNITY HOME MORTGAGE CORPORATION, a New York corporation, and SUMMIT BANK, a New Jersey banking association.

                                    SECTION 1
                                   DEFINITIONS

         1.1 The following terms as used in this Mortgage Loan Warehouse and Security Agreement shall have the meanings hereinafter provided:

                  (a)   "Adjusted   Tangible  Net  Worth:"  At  anytime  of  the
determination thereof, the sum of:

                           (i)  Tangible  Net  Worth  plus  subordinated   notes
payable to stockholders; plus

                           (ii) one (1%)  percent of the  aggregate  outstanding
principal balance of the Borrower's FNMA, FHLMC and GNMA mortgage loan servicing portfolio and one-half of one percent (.50%) of the Borrower's private investor mortgage loan servicing portfolio (internally generated or acquired by purchase) less the sum of;

                           (iii) any  amounts  included  in  Tangible  Net Worth
(however designated on the financial statements) allocated to the purchase of the Borrower's servicing portfolio or any part thereof, or any amounts (however designated on the financial statements) attributable to the capitalization of servicing fees in excess of the cost of servicing; and

                           (iv) any  amounts  related  to  non-mortgage  banking
items included in Tangible Net Worth (however designated on the financial statements) which the Lender may exclude in its sole discretion.

                  (b) "Affiliate:" Any -

                           (i)  entity  that   directly  or   indirectly   owns,
controls, or holds with power to vote, ten (10%) percent or more of the outstanding voting securities of the Borrower, other than an entity that holds such securities -

                                    (1)  in  a  fiduciary  or  agency   capacity
without sole discretionary power to vote such securities; or

                                    (2) solely to secure a debt,  if such entity
has not in fact exercised such power to vote;

                           (ii) corporation,  ten (10%) percent or more of whose
outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the Borrower, or by an entity that directly or indirectly owns, controls, or holds with power to vote, ten (10%) percent or more of the outstanding voting securities of the Borrower, other than an entity that holds such securities -

                                    (1) in fiduciary or agency capacity  without
sole discretionary power to vote such securities; or

                                    (2) solely to secure a debt,  if such entity
has not in fact exercised such power to vote;

                           (iii) person whose business is operated under a lease
or operating agreement by the Borrower, or any person substantially all of whose property is operated under an operating agreement with the Borrower; or

                           (iv)   entity   that   operates   the   business   or
substantially all of the property of the Borrower under a lease or operating agreement.

                  (c) "Agreement:" The contents hereof together with the contents of any and all Exhibits annexed hereto and made a part hereof and all other writings submitted by the Borrower to the Lender pursuant hereto.

                  (d) "Available Amount:" The maximum amount available to be borrowed by the Borrower from time to time under the Line of Credit as calculated pursuant to Subsection 2.1(a) hereof.

                  (e) "Borrower:" Community Home Mortgage Corporation, a New York corporation.

                  (f) "Collateral:" All -

                           (i) Mortgage Loans, Mortgage Notes, Mortgages and all
other property rights, guaranties, proceeds and payments relating to Mortgage Loans, which have been pledged or assigned to Lender (whether by delivery to Lender or to a third party on Lender's behalf or otherwise);

                           (ii)  with  respect  to  the   foregoing,   accounts,
accounts receivable, payments and prepayments of principal, interest, and other income due or to become due thereon and all proceeds therefrom, and all the right, title and interest of every nature whatsoever of Borrower in and to the same and every part of such property including, without limitation, the following:

                                    (1) all rights, liens and security interests
existing with respect thereto or as security therefor;

                                    (2) all  hazard  insurance  policies,  title
insurance   policies   (issued  by   governmental   agencies  or  otherwise)  or
condemnation proceeds with respect thereto;

                                    (3) all prepayment premiums and late payment
charges with respect thereto;

                           (iii) real estate given as collateral to Borrower for
a Mortgage Loan and acquired by Borrower by deed in lieu of foreclosure or by foreclosure in connection with the enforcement of any security interest granted to Borrower attributable to any such Mortgage Loan;

                           (iv)   commitments   of  Investors,   mortgage-backed
securities, and/or pool participation certificates and the proceeds resulting from sales of same by Borrower;

                           (v) right,  title and  interest of Borrower in and to
all files, business records, surveys, certificates, correspondence, appraisals, environmental reports, computer programs, computer tapes, computer discs, accounting records, and other records, information, and related data of Borrower, including, but not limited to, those of the foregoing necessary to identify and locate the Collateral;

                           (vi) all right,  title and  interest  of  Borrower in
fixtures and other personal property in conjunction with loans made to Persons by Borrower and assigned to Lender; and

                           (vii) as to all of the  foregoing  (i)  through  (vi)
inclusive, cash proceeds, non-cash proceeds and products thereof, additions and accessions thereto, replacements and substitutions therefor, and all related books, records, journals, computer print-outs and data, of the Borrower.

                  (g) "Controlled Group:" As such term is defined in the Internal Revenue Code of 1986, as amended.

                  (h) "Document List:" The Document List in the form of Exhibit B annexed hereto and made a part hereof.

                  (i) "Eligible Mortgage Loan:" Only those Mortgage Loans of the Borrower that are and continue to be acceptable to the Lender in all respects. Standards of eligibility may be fixed and revised by the Lender from time to time in the Lender's reasonable discretion. The Lender shall also have the right to establish appropriate reserves from time to time in the Lender's sole discretion. In general, the Lender will not deem any Mortgage Loan to be eligible unless all of the following requirements are met:

                           (i) The  Mortgage  Loan is less than thirty (30) days
past due according to its terms;

                           (ii) If required by the Lender, the Mortgage Loan has
been specifically assigned to the Lender on a properly executed and validly recorded Form Assignment of Mortgage;

                           (iii) The  Mortgage  Loan is  secured  by a  properly
perfected first mortgage lien upon a fee simple interest in residential property (1 to 4 family) and all improvements located thereon;

                           (iv) The  Mortgage  Loan is  evidenced  by a Mortgage
Note, in form and substance acceptable to the Lender;

                           (v) The  Mortgage  Loan is less  than  Three  Hundred
Fifty Thousand ($350,000.00) Dollars, unless specifically approved by Lender;

                           (vi) The title of the Borrower to the  Mortgage  Loan
is absolute, the Mortgage Loan is not subject to any prior liens, except for that of the Lender, and the Mortgage Loan does not arise out of a contract which, by its terms, forbids or makes void or unenforceable the liens of the Borrower;

                           (vii) The Borrower  has not received any note,  trade
acceptance, draft, chattel paper or other instrument with respect to or in payment for the Mortgage Loan;

                           (viii) The  Mortgage  Loan is not  subject to any set
off, recoupment, counterclaim, defense, deduction, charge back, allowance or adjustment, or to dispute, objection or complaint by the maker of the Mortgage Note evidencing the Mortgage Loan and concerning its liability on the Mortgage Loan, and the contract giving rise to the Mortgage Loan has not been rescinded or rejected, and the amount shown on the Borrower's books is owing to the Borrower;

                           (ix) The Mortgage  Loan arose in the ordinary  course
of business of the Borrower and no notice of bankruptcy, receivership, insolvency, dissolution, termination of existence, credit impairment, or the like of the maker of the Mortgage Note evidencing the Mortgage Loan, and no notice of death of the maker of the Mortgage Note evidencing the Mortgage Loan or any partner or co-owner thereof, has been received by the Borrower or the Lender;

                           (x) The maker of the  Mortgage  Note  evidencing  the
Mortgage Loan is not a person, firm, or corporation which directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Borrower, including, without limitation, any Subsidiary or Affiliate as to the Borrower and the Borrower as to any Subsidiary or any Affiliate;

                           (xi)  The  Mortgage  Loan  does  not  consist  of any
accrued or unpaid interest, fees or service charges and shall consist strictly of the principal amount owed on such Mortgage

Loan, as such principal amount is reflected on the financial statements of the Borrower submitted to the Lender pursuant to Subsection 6.13 hereof; provided, however, that the Mortgage Loan may consist of accrued or unpaid interest only if the purpose of said Mortgage Loan is to rehabilitate and/or refurbish the real property which secures said Mortgage Loan;

                           (xii) The Mortgage  Loan is not subject to any contra
offsets by the Borrower;

                           (xiii) The Lender has not notified the Borrower  that
the Mortgage Loan or the maker on the Mortgage Note evidencing the Mortgage Loan is unsatisfactory in the sole discretion of the Lender due to lack of creditworthiness;

                           (xiv)  The  Borrower  is not  aware  of any  terms or
conditions that would make the Mortgage Loan unsalable to an Investor;

                           (xv) The Mortgage  Loan has not been  included  under
the Line of Credit for a period of time in excess of the Warehouse Period;

                           (xvi) The  Mortgage  Loan is  subject  to a  Take-Out
Commitment which is in full force and effect and is in full compliance therewith;

                           (xvii) The property  securing  the  Mortgage  Loan is
located in an Acceptable Jurisdiction; and

                           (xviii)  The  Mortgage  Loan is subject to such other
normal and reasonable limitations as the Lender may establish from time to time, including, without limitation, the applicable requirements set forth by FNMA and FHLMC.

                  (j) "ERISA:" The Employee Retirement Income Security Act of 1974.

                  (k) "Event of Default:" Anyone of the occurrences described in
Section 7.

                  (1) "FHLMC:" The Federal Home Loan Mortgage Corporation or its successor.

                  (m) "FNMA:" The Federal National Mortgage Association or its successor.

                  (n) "Floating Base Rate:" The rate of interest established by the Lender from time to time as a means of pricing some loans to its customers. The Floating Base Rate is neither tied to any external rate of interest or index, nor does it necessarily reflect the lowest rate of interest actually charged by the Lender to any particular class or category of customers.

                  (o) "GAAP:" Generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis.

                  (p) "GNMA:" The Government National Mortgage Association or its successor.

                  (q)  "Guarantor:"  Ira  Silverman,   designated  to  sign  the
Guaranty Agreements.

                  (r) "Guaranty Agreements:" The Individual Guaranty Agreements in form and substance acceptable to the Lender.

                  (s) "Hazardous Substances:" Any substances defined or designated as hazardous or toxic wastes, hazardous or toxic materials, hazardous or toxic substances, or similar terms, by any environmental statute, rule or regulation of any governmental entity presently in effect and applicable to the Properties.

                  (t) "Intangible Assets:" The amount of all assets of the Borrower reflected as goodwill, patents, deferred financing fees, research and development and all other assets required to be classified as intangible assets in accordance with GAAP.

                  (u) "Home Improvement Loans:" Second Mortgage Loans approved by Lender in its sole discretion which shall not in the aggregate at any time exceed $3,000,000.00. It is agreed and understood that the Lender shall evaluate each request for an advance under this Subsection (u) as it shall determine giving consideration to the nature of each Home Improvement Loan and the circumstances existing at the time of each request.

                  (v) "Investor:" A bank, trust company, savings and loan association, pension fund, governmental authority, insurance company, institutional investor, investment brokerage firm, mortgage banker, or other entity, acceptable to the Lender, in its sole discretion.

                  (w) "Lender:" Summit Bank, a New Jersey banking association, its successors and assigns.

                  (x) "Lender's Rights and Remedies:" All of the rights and remedies of the Lender described in Section 8.

                  (y) "Liens:" All mortgages, liens, judicial liens, encumbrances, security interests, charges, pledges, hypothecations, assignments, conditional sale or other title retention agreements, and the like, relating to any real or personal property interest of the Borrower whether legal or equitable.

                  (z) "Line of Credit:" The line of credit described in Subsection 2.1(a).

                  (aa)  "Loans:"  Collectively  and  individually,  all Mortgage
Loans.

                  (bb)  "Loan  Advance   Request:"  The  loan  advance   request
certificate in the form of Exhibit A annexed hereto and made a part hereof.

                  (cc) "Maturity Date:" November 30, 2000.

                  (dd)  "Maximum  Line  of  Credit   Amount:"   Fifteen  Million
($15,000,000.00) Dollars less the aggregate outstanding advances on Home Improvement Loans and Personal Property Loans.

                  (ee) "Mortgage:" A mortgage or a deed of trust on real property securing a Mortgage Loan and also creating a properly perfected, valid first lien on the fee simple title to real property referred therein subject only to (i) liens for taxes, not yet due and payable or similar governmental charges not yet due and payable or still subject to payment without interest or penalty, (ii) zoning restrictions of record, which shall neither defeat nor render invalid such lien or the priority thereof, nor materially impair the marketability or value of such real estate, nor be violated by the existing improvements or the intended use thereof; and (iii) such other liens as may have been approved in writing by Lender.

                  (ff) "Mortgage Loan:" A loan evidenced by a Mortgage Note and secured by a Mortgage covering a fee simple interest in residential property (1-4 family) and all improvements and fixtures located thereon.

                  (gg) "Mortgage Note:" A valid and binding negotiable instrument, whether in the form of a note, bond or other evidence of indebtedness, payable to the order of the Borrower, evidencing a Mortgage Loan and secured by a Mortgage, for which:

                           (i) The title of the  Borrower,  to the Mortgage Note
is absolute, the Mortgage Note is not subject to any prior liens, except for that of the Lender, and the Mortgage Note does not arise out of a contract which, by its terms, forbids or makes void or unenforceable the lien of the Borrower;

                           (ii) The Borrower  has not  received any note,  trade
acceptance, draft, chattel paper or other instrument with respect to or in payment for the Mortgage Note;

                           (iii) The  Mortgage  Note is not  subject  to any set
off, recoupment, counterclaim, defense, allowance or adjustment, or to dispute, objection or complaint by the maker of the Mortgage Note and concerning its liability on the Mortgage Note, and the contract giving rise to the Mortgage Note has not been rescinded or rejected, and the amount shown on the Borrower's books is owing to the Borrower, and no partial payment has been made thereon by anyone;

                           (iv) The  Mortgage  Note was  executed by a bona fide
third person who has capacity to contract;

                           (v) The Mortgage Note is payable in  accordance  with
terms and conditions acceptable to Lender; and

                           (vi) The Mortgage  Note complies with any other terms
as may be required by Lender from time to time.

                  (hh) "Obligations:" All loans, advances, indebtedness, notes, liabilities, and amounts, liquidated or unliquidated, each of every kind, nature and description, whether arising under this Agreement or otherwise, including, without limitation, principal and interest, and whether secured or unsecured, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter contracted.

                  (ii) "PBGC:" The Pension Benefit Guaranty Corporation.

                  (jj) "Personal Property Loans:" A loan secured by personal property or fixtures as determined by the Lender in its sole discretion, which shall not individually exceed $20,000.00 per loan or, in the aggregate, exceed $500,000.00 at any time. It is agreed and understood that the Lender shall evaluate each request for an advance under this Subsection (jj) as it shall determine giving consideration to the nature of each Personal Property Loan and the circumstances existing at the time of each request, including, without limitation, evidence of a properly perfected security interest in the underlying collateral securing such loan.

                  (kk)  "Plan:"  Any  plan   subject  to  the  minimum   funding
requirements of Section 412 of the Internal Revenue Code of 1986, as amended.

                  (ll) "Properties:" Collectively and individually, any and all properties or lands now, formerly or in the future owned or occupied by the Borrower.

                  (mm) "Reportable Event:" As such term is defined in 29 U.S.C.A.ss. 1343.

                  (nn) "Revolving Loan Master Note:" The Amended and Restated Revolving Loan Master Note in form and substance acceptable to the Lender and any promissory notes in renewal thereof or substitution or replacement therefor.

                  (oo) "Subprime Loans:" An Eligible Mortgage Loan consisting of non-conforming "A-" through "C-" quality rated loans, as determined by the Lender, in its sole discretion.

                  (pp) "Subsidiary:" Any corporation more than a majority (by number of votes) of the common stock of which is at the time owned or controlled by the Borrower or a Subsidiary of the Borrower.

                  (qq) "Take-Out Commitment:" A bona fide current, unused and unexpired commitment of an Investor under which such Investor agrees, prior to or on the expiration thereof, upon satisfaction of certain conditions therein, to acquire the Collateral, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

                  (rr) "Tangible Net Worth:" Capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings, and any other account which, in accordance with GAAP, constitutes (i) the sum of (A) stockholders' equity, plus (B) subordinated debt; less (ii) the sum of (V) treasury stock, (W) any minority interest in Subsidiaries or Affiliates, (X) amounts due from Subsidiaries and Affiliates, and (y) Intangible Assets.

                  (ss) "Total Principal Outstanding:" The aggregate outstanding principal balance of all Loans, as of any date of determination. -

                  (tt) "Warehouse Period:" The period that is (i) sixty (60) days from the date such Loan is made and (ii) ninety (90) days with respect to Subprime Loans, Home Improvement Loans and Personal Property Loans.

         1.2 Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given thereto in accordance with GAAP.

         1.3 Any environmental terms used in this Agreement which are not specifically defined shall have the meanings ascribed to such terms under the laws of the State of New Jersey, as amended from time to time and/or regulations promulgated in relation thereto.

         1.4 Terms such as "accounts," "accounts receivable," "contract rights," "letters of credit," "advises," "confirmations," "farm products," "inventory," "equipment," "instruments," "chattel paper," "documents of title," "goods," "general intangibles," "account debtors," "proceeds," "products," and the like, shall, unless otherwise specifically defined herein, have the meanings applicable to them for the purposes of Article 9 (Secured Transactions) of the Uniform Commercial Code in force and effect in the State of New Jersey at the date of this Agreement.

                                    SECTION 2
                            AMOUNT AND TERMS OF LOAN

         2.1 Terms of Line of Credit. Subject to the terms and conditions of this Agreement, and to the Borrower's observance and performance of, and compliance with, all terms, conditions, warranties, representations and covenants of this Agreement, and the timely payment of the Obligations of the Borrower to the Lender:

                  (a) Line of Credit. The Lender shall lend and re-lend to the Borrower amounts which shall not exceed, in the aggregate of unpaid principal of such amounts outstanding at anyone time, (1) up to ninety-eight (98%) percent of the lesser of (i) the Take-Out Commitment for such Eligible Mortgage Loan, or
(ii) the unpaid principal amount of the Mortgage Note with respect to such Eligible Mortgage Loan and (2) with respect to uncommitted Subprime Loans, Home Improvement Loans and Personal Loans, up to ninety-sixty (96%) percent of the unpaid principal amount of the Note with respect to such loan. At no time shall the aggregate amount outstanding hereunder exceed the Maximum Line of Credit Amount.

                  (b) Procedure for Advances. The Borrower shall "comply with all of the requirements of Subsection 4.2 hereof for any Eligible Mortgage Loan for which the Borrower will request advances from the Lender under the Line of Credit. The Lender shall review each request for an advance submitted by the Borrower, together with the documentation obtained from the Borrower, and the Lender, in its sole discretion, shall determine whether or not to grant the requested advance. Amounts loaned or re-loaned to the Borrower pursuant to the Line of Credit shall be delivered to the Borrower by credit to any general deposit account maintained by the Borrower with the Lender or by such other method as agreed to by the Lender and the Borrower.

                  (c) Interest. The outstanding principal amount of the Line of Credit shall bear interest at a rate of interest per annum equal to the Floating Base Rate minus three quarters of one (.75) percent and with respect to all Line of Credit advances on uncommitted Subprime Loans and Home Improvement Loans, the Floating Base Rate minus one-quarter of one (.25%) percent, and with respect to Personal Property Loans, the Floating Base Rate, computed daily, with each change in the Lender's Floating Base Rate, for the actual number of days elapsed as if each full calendar year consisted of three hundred sixty (360) days. The Borrower shall make monthly payments of interest on the outstanding balance of the Line of Credit on the first day of each month, commencing on the first day of the month following the initial advance under the Line of Credit.

                  To the extent permitted by law, whenever there is an Event of Default hereunder, or non-payment upon demand, the rate of interest on the unpaid principal balance of the Loan shall, at the option of the Lender, be four (4%) percent over the prevailing Floating Base Rate. Borrower acknowledges that:
(i) such additional rate is a material inducement to the Lender to make the Line of Credit available; (ii) the Lender would not have made the Line of Credit available in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to the

Lender that the Line of Credit will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to the Lender in allocating its resources (both personal and financial) to the ongoing review, monitoring, administration and collection of the Line of Credit, and (b) compensation to the Lender for losses that are difficult to ascertain.

                  (d) Principal Payments; Delivery of Collateral by Lender; Final Maturity.

                           (i) The Borrower shall repay advances  granted by the
Lender under the Line of Credit in connection with an Eligible Mortgage Loan, in immediately available funds, upon the earlier of (1) demand made in accordance with Subsection 8.1(a), (2) the repayment of the Mortgage Loan by the Borrower's borrower, (3) the date of the sale of any Mortgage Loan, (4) the subject Mortgage Loan ceases to be an Eligible Mortgage Loan, (5) the occurrence of a default or an event of default under the terms and conditions of the Mortgage Loan by the borrower, (6) the expiration of the Warehouse Period, or (7) the Maturity Date. The Borrower shall not commingle any cash proceeds received upon the repayment of the Mortgage Loan by the Borrower's borrower with any other funds or property of the Borrower, but shall hold those cash proceeds separate and apart therefrom and upon an express trust for the Lender.

                           (ii)  Provided an Event of Default  has not  occurred
hereunder, the Lender shall, upon the sale of any Mortgage Loan assigned to Lender hereunder and receipt of the proceeds of such sale, deliver the Mortgage Note, an assignment of the Mortgage securing the Mortgage Note, and all other related documentation submitted to the Lender by the Borrower, as requested by Borrower in writing, to the Investor.

                           (iii) The Lender's agreement to grant advances to the
Borrower under this Agreement shall terminate upon the earlier of (1) the occurrence of an Event of Default, (2) demand made in accordance with Subsection 8.1(a), or (3) the Maturity Date.

                           (iv)  The  Borrower  hereby  agrees  that any and all
amounts due and payable under this Subsection (d) may be charged by the Lender to any checking or loan account maintained by Borrower with the Lender.

                  (e) Line Usage Fee. The Borrower shall pay to the Lender a line usage fee of: .25% per annum of the monthly average unused portion of the Maximum Line of Credit if the average monthly outstanding loan balance is less than twenty (20%) percent of the Maximum Line of Credit Amount, payable monthly in arrears.

                  (f) Loan Package Fee and Costs. The Borrower shall pay to the Lender a loan package fee in an amount equal to

Twenty-Five ($25.00) Dollars per warehoused Loan. The loan package fee shall be due and payable by the Borrower with each payment of interest made in accordance with Subsection 2.1(c)

                  (g) Field Examination Fee. The Borrower shall pay to the Lender a field examination fee not to exceed One Thousand ($1,000.00) Dollars per annum. The field examination fees shall be due and payable by the Borrower with each payment of interest made in accordance with Subsection 2.1(c). So long as no Event of Default has occurred, the field examination fees payable by the Borrower shall be, in the aggregate, no greater than One Thousand ($1,000.00) Dollars per calendar year, beginning with the calendar year in which this Agreement is executed.

                  (h) Statement of Account. At least once each month the Lender shall render and send to the Borrower a statement of account showing amounts loaned, all other charges, expenses and items chargeable to the Borrower pursuant to Subsection 6.14, payments made by the Borrower against the Obligations arising pursuant to the Line of Credit, other appropriate debits and credits and the total of the Obligations of the Borrower to the Lender as of the date of the statement for loans pursuant to the Line of Credit, and the statement of account shall be conclusively presumed to be correct in all respects, except for specific objections which the Borrower makes in writing within thirty (30) days from the date upon which the statement of account is sent. Credit for deposits made to the Borrower's account shall be given on a daily business day basis upon deposit and shall be conditional upon final payment of the deposited item.

                  (i) Revolving Loan Master Note. The maximum amount of the Line of Credit shall be evidenced by the Revolving Loan Master Note, and the balance due from time to time on the Revolving Loan Master Note shall be conclusively evidenced by the Lender's records of disbursements and repayments, subject to Subsection 2.1(h).

                                    SECTION 3
                                SECURITY INTEREST

         3.1 In consideration of the Lender's granting to the Borrower the Line of Credit in accordance with the terms and conditions of this Agreement, the Borrower, to secure payment and performance of all of the Obligations of the Borrower to the Lender, hereby grants to the Lender a security interest in the Collateral, which security interest shall remain in full force and effect until all of the Obligations of the Borrower to the Lender are fully paid and satisfied.

                                    SECTION 4
                              CONDITIONS PRECEDENT

         4.1 The Lender's agreement to lend or re-lend amounts to the Borrower pursuant to the Line of Credit is conditioned upon, where  applicable,  proper  execution  by the  appropriate  party  and  prior or simultaneous delivery by the Borrower to the Lender, and the Lender's satisfactory review, of the documents set forth on the Document List.

         4.2 For Any Advance. (a) The Lender's agreement to lend or re-lend amounts to the Borrower pursuant to the Line of Credit, including, without limitation, the Lender's agreement to grant the initial advance hereunder, is conditioned upon delivery by the Borrower to the Lender of:

                           (i) all  documentation  required by Subsection  6.29;
and

                           (ii) a properly  executed Loan Advance Request on the
date of the requested advance, evidencing an Available Amount greater than or equal to the advance requested.

                                    SECTION 5
                   REPRESENTATIONS AND WARRANTIES BY BORROWER

         As a material inducement to the Lender to lend and re-lend amounts to the Borrower pursuant to the Line of Credit, and to enter into this Agreement, the Borrower represents and warrants to the Lender that:

         5.1 Incorporation, Good Standing and Due Qualification. The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York, is authorized to transact business in the State of New York, maintains its principal place of business in the State of New York, and there are no other jurisdictions in which the character of the properties owned or the business transacted by the Borrower makes qualification as a foreign corporation necessary.

         5.2 Corporate Power and Authority. The Borrower has the corporate power to execute, deliver, and perform this Agreement and to borrow hereunder and has taken all necessary corporate action to authorize (a) the borrowing hereunder on the terms and conditions of this Agreement, and (b) the execution, delivery and performance of this Agreement.

         5.3 Operation of Business. The Borrower possesses, in full force and effect, all franchises, patents, licenses, trademarks, trademark rights, trade names, trade name rights, fictitious name authorizations or certificates and copyrights to conduct its business as now conducted, including, without limitation, all necessary mortgage broker and/or bankers licenses, without any conflict with the franchises, patents, licenses, trademarks, trademark rights, trade names, trade name rights, fictitious name authorizations or certificates and copyrights of others.

         5.4 Nature of Business. The Borrower is engaged in the business of making mortgage loans and business relating directly thereto.

         5.5      Financial Condition; Solvency.

                  (a) The Borrower has furnished to the Lender its reviewed financial statements for the year ended December 31, 1998 and management prepared interim statements for the period ended June 30, 1999. Such financial statements constitute the representation by management of the Borrower that the information contained in the statements is complete and correct in all material respects. Since the date of the balance sheet referred to above, there has been no material and adverse change in the financial condition of the Borrower not reflected in the financial statements as of that date, and since such date the business of the Borrower has not been materially and adversely affected by any occurrence, whether or not insured against.

                  (b) The Borrower's assets, at a fair valuation, exceed the Borrower's liabilities (including, without limitation, contingent liabilities), the Borrower is paying its debts as they become due, and the Borrower has capital and assets sufficient to carry on its business.

         5.6 Taxes. All tax returns of the Borrower which are due have been duly filed and are correct and all taxes and other governmental charges upon the Borrower which are due have been paid.

         5.7 Litigation. There are no outstanding judgments, actions, proceedings, claims or investigations pending or threatened before any court or governmental body which, if adversely determined, may materially and adversely affect the business, operations or affairs of the Borrower.

         5.8 Ownership and Liens. The Borrower has good and marketable title to all of its properties and assets, including, without limitation, the Collateral, subject to no Liens except for permitted exceptions described in Subsection 6.8. The security interest granted in Subsection 3.1 constitutes a valid Lien on the Collateral, subject to no equal or prior Liens except for permitted exceptions described in Subsection 6.8.

         5.9 Approvals. No consent or approval of any person, landlord, or mortgagee, no waiver of any lien or right of distraint or other similar right, and no consent, license, approval, or authorization of or registration, qualification, designation, declaration or filing (except any recordations required in connection with the perfection of the security interest granted in Subsection 3.1) with any governmental authority on the part of the Borrower is required in connection with the execution, delivery, and performance of this Agreement or the consummation of any other transactions contemplated hereby.

         5.10 Other Agreements and Restrictions. There is no term of any contract, bond, note, indenture, or other agreement or of any charter or other corporate restriction or of any judgment, decree, order, statute, rule or regulation which materially and adversely limits the business, operations, or affairs, as presently conducted, of the Borrower or its assets, and the Borrower is not now in violation of any such term; and the execution, delivery and performance of, and compliance with, this Agreement will not (with or without the giving of notice of lapse of time, or both) result in any violations of, or be in conflict with, or constitute a default under, any such term, or result in the creation of any Liens upon any of the assets of the Borrower, except for the Liens created pursuant to this Agreement. The operations of the Borrower comply with all laws, statutes, rules, regulations, ordinances, and the like, applicable to them.

         5.11 Name Change, Mergers. Within the last six (6) years, the Borrower has not changed its name, been the surviving corporation of a merger or consolidation, or acquired all or substantially all of the assets of any person or entity.

         5.12 Place of Business. The only principal place of business, other places of business of the Borrower and jurisdictions of Borrower approved for funding by Lender are, as follows:

                  Principal Place of              510 Broad Hollow Road
                  Business of Borrower:           Melville, New York 11747
                  --------------------

                  Other Places of                 None
                  Business of Borrower:
                  --------------------

                  Acceptable Jurisdictions        New York
                  of Borrower:
                  -----------

         5.143 Location of Collateral and Books and Records. All of the Collateral, and the records of the Borrower relating to the Collateral, and the other books, records, journals, orders, receipts, and correspondence of the Borrower, are located at only the principal place of business of the Borrower set forth in Subsection 5.12, except as to the corporate minute book and related records which are maintained at the offices of counsel to the Borrower.

         5.14 Reportable Events. No Reportable Event has occurred with respect to any Plan maintained for employees of: (i) the Borrower; (ii) any Subsidiary of the Borrower; or (iii) any member of a Controlled Group of which the Borrower is a part.

         5.15 Compliance With Law. The Borrower is in compliance with any and all state and federal laws and regulations applicable to it including, without limitation, those established by the Bureau of Alcohol, Tobacco and Fire Arms, ERISA, the Environmental Protection Agency, the Federal Occupational Safety and Health Agency, and with Federal Reserve Board Regulations G, T, U and X.

         5.16 Full Disclosure. The representations and warranties of the Borrower set forth in this Agreement are true and correct in all respects.

         5.17 No Event of Default. The Borrower has reviewed this Agreement and represents that no Event of Default exists and the Borrower is not in default under any other documents, instruments, writings or agreements to which it is a party.

         5.18 Enforceability of Agreement. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable Federal and State bankruptcy and insolvency laws affecting generally the rights of creditors.

         5.19 Year 2000. The advent of the year 2000 shall not adversely affect the Borrower's operations or the performance of its information technology. Without limiting the generality of the foregoing, (i) the hardware and software utilized by Borrower are designed to be used prior to, during and after calendar year 2000 A.D. and such hardware and software will operate during each such time period without error relating to date data, specifically including any error relating to, or in the conduct of, date data which represents or references different centuries or more than one century, (ii) the hardware and software utilized by Borrower will not abnormally end or provide invalid or incorrect results as a result of date data, and (iii) the hardware and software utilized by Borrower have been designed to ensure year 2000 A.D. compatibility, including date data, century recognition, leap year, calculations which accommodate same century and multi-currency formulas and date values, and date data interface values that reflect the century.

                                    SECTION 6
                              COVENANTS BY BORROWER

As a material inducement to the Lender to lend and re-lend amounts to the Borrower pursuant to the Line of Credit, and to enter into this Agreement, the Borrower covenants and agrees with the Lender that:

         6.1 Maintain Corporate Existence. The Borrower shall preserve and keep in full force and effect its corporate existence and all franchises, rights, and privileges necessary for the proper conduct of its business, including, without limitation, all necessary franchises, patents, licenses, trademarks, trademark rights, trade name rights, fictitious name authorizations, or certificates and copyrights without any conflict with such franchises, patents, licenses, trademarks, trademark rights, trade name rights, fictitious name authorizations or certificates and copyrights of others.

         6.2 Delivery of Corporate Documents. The Borrower shall promptly deliver to the Lender copies of any amendments or modifications to its certificate of incorporation and by-laws, certified with respect to the certificate of incorporation by the Secretary of State of the state of incorporation, and, with respect to the by-laws, by the secretary of the Borrower.

         6.3 Compliance with Laws. The Borrower shall comply with all laws, ordinances, rules and regulations, now or hereafter in effect, applicable to it of any federal, state or local government or any instrumentality or agency thereof.

         6.4 Payment of Taxes. The Borrower shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessments, debts, claims and charges contested in good faith in appropriate proceedings, and provide the Lender, if requested, evidence of said taxes, assessments, debts, claims, and charges, and of payment thereof.

         6.5 Maintenance of Properties and Assets. The Borrower shall maintain, preserve and keep all its properties and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments, and improvements thereto, so that efficiency of all such properties and assets shall at all times be properly preserved and maintained.

         6.6 Insurance. The Borrower shall maintain, with reputable insurance companies, such insurance on its Properties and assets, including, without limitation, the Collateral, against such casualties and in such amounts as is customarily maintained by similar businesses. All insurance policies shall name the Lender as a loss payee, mortgagee and as an additional insured. All such policies of insurance shall provide for at least ten (10) days advance notice in writing to the Lender of any cancellation or modification thereof. If the Borrower fails to pay the premiums on any such insurance, the Lender shall have the right (but shall be under no duty) to pay such premiums for the Borrower's account. The Borrower shall repay to the Lender any sums which the Lender shall have so paid, together with interest thereon at the rate payable by the Borrower, at the time of payment by the Lender. The Borrower shall deliver to the Lender, upon its request, a detailed list of insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of expiration thereof, and the properties and risks covered thereby; and within fifteen (15) days after notice from the Lender, obtain such additional insurance as the Lender may reasonably request.

         6.7 Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         6.8  Permitted  Encumbrances.   The  Borrower  shall  not  directly  or
indirectly permit to exist any Liens with respect to the Collateral other than the following:

                  (a) Liens for taxes not yet due, or unless and until foreclosure or other similar proceedings shall have been commenced, being contested in good faith in appropriate proceedings; and

                  (b) Liens in favor of the Lender whether such Liens arise pursuant to this Agreement, or otherwise.

         6.9 Litigation. The Borrower shall promptly notify the Lender (a) of any litigation, actions, proceedings, claims or investigations pending or threatened against the Borrower, wherein claimant seeks to recover in excess of Twenty Five Thousand ($25,000.00) Dollars and of the entry of any judgment in excess of Ten Thousand ($10,000.00) Dollars against the Borrower or the entry of any Liens, other than Liens permitted by Subsection 6.8, against any of the Collateral; (b) upon the receipt of any information, notice or claim, or upon learning of any investigation, as to any alleged use, storage, treatment or handling, except as expressly permitted in this Agreement, or any discharge, spill, emission or disposal of, any Hazardous Substances by or on the Properties; and (c) upon learning of any circumstances or transactions that would require compliance with any federal, state or local environmental statutes or regulations.

         6.10 Location of Books and Records. The Borrower shall keep its records relating to the Collateral, and its other books, records, journals, orders, receipts and correspondence at only those locations of the Borrower set forth in Subsection 5.13, unless notice is given to the Lender in advance of, and the Lender consents in writing to, removal of the records relating to the Collateral, and the other books, records, journals, orders, receipts, and correspondence, to another location.

         6.11 Nature of Business. The Borrower shall not engage in any business other than as a mortgage lender making loans secured by residential real estate and business relating directly thereto.

         6.12 Change of Principal Place of Business, Etc. The Borrower shall promptly notify the Lender of any change of location of its principal place of business or other places of business, of the addition of any new place of business or of the elimination of any existing place of business.

         6.13 Financial Reporting Requirements. The Borrower shall deliver to the Lender the following:

                  (a) Within ninety (90) days after the end of each fiscal year of the Borrower (commencing with the fiscal year in which this Agreement is executed and continuing until all of the

Obligations of the Borrower to the Lender are fully paid and satisfied), a balance sheet of the Borrower as at the end of such year and statements of income, cash flows and changes in stockholders' equity thereof for such year, all in reasonable detail and prepared as an audited statement by independent certified public accountants acceptable to the Lender, which shall be certified by the principal financial officer of the Borrower to the Lender to be complete and correct, which certificate shall include a statement of his examination (which shall include a review of the relevant provisions of this Agreement) and stating whether his examination has disclosed the existence of any condition or event which constitutes (or would after notice or lapse of time, or both, constitute) an Event of Default, and if so, specifying the nature and period of existence thereof;

                  (b) Within sixty (60) days after the end of each fiscal quarter (except for the fourth) a balance sheet of the Borrower as at the end of such period, and Borrower's cumulative income and surplus statements for the period beginning on the first day of such fiscal year and ended on the date of such balance sheet, all in reasonable detail and either reviewed, compiled or internally prepared, certified by the President of the Borrower which certification shall state that such statements are true and correct and that there existed no Event of Default as of the date thereof and shall be accompanied by evidence of the calculation of compliance with the financial covenants, and in addition to such statements, any supplementary information to the financial reports as Lender may reasonably require.

                  (c) Upon each request for an advance under the Line of Credit or more frequent if requested by the Lender, a Loan Advance Request, in such form as the Lender shall reasonably require;

                  (d) Not later than ninety (90) days after the end of each calendar year, the personal financial statements of the Guarantors containing such information as the Lender shall reasonably require, and if requested, on forms submitted by the Lender and not later than ten (10) days after filing with the Internal Revenue Service, a true and complete copy of their signed Federal income tax returns;

                  (e) At Lender's request, copies of Take-Out Commitments, credit files or other loan or warehouse credit information concerning the Mortgage Loans; and

                  (f) Such additional financial statements or information of the Borrower as the Lender shall reasonably require.

         6.14 Fees and Expenses in Protecting Rights. If at any time or times or from time to time the Lender employs counselor any other professionals or consultants for advice or other representation:

                  (a) with respect to the Collateral, the Obligations of the Borrower to the Lender, this Agreement, or any document, instrument, writing or Agreement related thereto;

                  (b) to represent the Lender in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by the Lender, Borrower or any other person) in any way or respect relating to the Collateral, the Obligations of the Borrower to the Lender, this Agreement or any document, instrument, writing or agreement related thereto;

                  (c) to protect, collect, sell, liquidate otherwise dispose of the Collateral;

                  (d) to attempt to or to enforce the Lender's liens and security interests in the Collateral; and/or

                  (e) in otherwise protecting, enforcing or exercising its interests, Rights or Remedies created by, connected with or provided in this Agreement, or performance pursuant to this Agreement;

then, the reasonable attorneys' fees, costs and expenses arising from such services, and all other expenses, costs, charges and other fees of the Lender in any way or respect arising in connection with or relating to any of the events described in this Subsection (expressly including all post-judgment collection expenses and costs) shall be added to the amount of the Obligations of the Borrower to the Lender, and shall be payable on demand. The Borrower hereby authorizes the Lender to charge the Borrower's Line of Credit for payment of any and all fees and expenses due under this Subsection 6.14 provided however, in the event of a circumstance occurring under Section 6.14(a), the Lender shall give the Borrower seven (7) days prior written notice of any amounts to be charged. Any amounts due hereunder not paid on demand shall bear interest from the date of demand at the default rate of interest set forth herein. Any of the amounts payable hereunder by the Borrower may be paid by the Lender, and if and when so paid, shall be deemed to be advances under the Line of Credit.

         6.15 Fees and Expenses Incident to Preparation, Execution and Release of Agreement. The Borrower shall pay, on demand, all legal fees, recording expenses and other reasonable and necessary disbursements of the Lender incident to the preparation, execution and delivery of this Agreement.

         6.16 Financial Records in Accordance with GAAP. The Borrower shall, at all times and in accordance with generally accepted accounting principles, consistently applied, keep complete and accurate books and records concerning its business, affairs and operations and concerning its properties and assets, including, without limitation, the Collateral, and shall deliver to the Lender all instruments and chattel paper (including all executed copies thereof, except such executed copies retained by the obligors thereunder) representing proceeds of Collateral; and the Borrower shall deliver to the Lender, promptly at the Lender's request, from time to time, additional copies of any or all of such papers or writings, and such other information with respect to any of the said Collateral and other writings, as the Lender may in its sole discretion deem to be necessary or effectual to evidence any loan made pursuant to this Agreement or to evidence, enforce or perfect the Lender's security interest in the Collateral, to facilitate collection of the Collateral, or to carry into effect the provisions and intent of this Agreement, all at the sole expense of the Borrower.

         6.17 Legends, Etc. on Books and Records and Collateral. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's internal books and records or on any of the Collateral as the Lender shall request from time to time to indicate and disclose that the Lender has a security interest in such Collateral.

         6.18 Other  Reporting  Requirements.  The Borrower shall furnish to the
Lender: (i) as soon as possible and in any event within thirty (30) days after the Borrower or a duly appointed administrator of a Defined Benefit Plan knows or has reason to know that any Reportable Event has occurred with respect to any Defined Benefit Plan, a statement of the chief financial officer of the Borrower setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC or a statement that said notice will be filed with the annual report to the United States Department of Labor with respect to such Defined Benefit Plan if required under applicable regulations; (ii) promptly after the filing thereof with the United States Department of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Defined Benefit Plan; (iii) promptly after receipt thereof, a copy of any notice the Borrower or any other member of a Controlled Group may receive from the United States Department of Labor, the Internal Revenue Service or the PBGC, with respect to any Defined Benefit Plan; and (iv) promptly after the sending of, making available or filing of the same, copies of any reports, proxy statements and financial statements which the Borrower shall send or make available to all of its stockholders, and any registration statements and any reports which the Borrower shall file with the Securities and Exchange Commission.

         6.19 Use of Loan Proceeds. The Borrower shall use loans and advances made pursuant to this Agreement solely for the purposes of working capital in the funding of mortgage loans secured by residential real estate and/or personal property as set forth herein.

         6.20 Further Assurances. The Borrower shall, as the Lender may request and require, procure and deliver to the Lender or execute any assignment, mortgage, security agreement, financing statement or other writing necessary to evidence, preserve, protect or enforce the Lender's rights and interests to or in the Collateral or in any other collateral agreed to by the parties.

         6.21 Change in Financial Condition. The Borrower shall immediately notify the Lender of any material loss or damage to, or material diminution in, or any occurrence which would materially adversely affect, the value of any Collateral. In the event that the Lender, in its sole discretion, shall determine that there has been any such material loss, damage or diminution in value, the Borrower shall, whenever the Lender so requests in its sole discretion, cause the outstanding principal balance under the Line of Credit to be in an amount less than or equal to the lesser of (a) the Maximum Line of Credit Amount, or (b) the amount available for advances based upon the formula set forth in Subsection 2.1(a) hereof, as of any date of determination.

         6.22 Additional Collateral. The Lender may from time to time in the Lender's sole discretion hold and treat any deposits or other sums at any time credited by or due from the Lender to the Borrower and any securities or other property of the Borrower in possession of the Lender, whether for safekeeping or otherwise, as collateral security for and apply or set off the same against any of the Obligations of the Borrower to the Lender. Without limiting the generality of the foregoing, if at any time the amount of the loans or advances by the Lender as allowed by this Agreement shall be exceeded, the Borrower shall pay to the Lender, in immediately available funds, the amount of such excess if the Lender so requests, or the Lender may charge such amount against any deposit account of the Borrower with the Lender provided however, the Lender shall give the Borrower seven (7) days prior written notice of any amounts to be charged under this Subsection 6.22.

         6.23 Prohibited Transactions. Without the prior written consent of the Lender, which consent will not be unreasonably withheld, the Borrower shall not:

                  (a) Create, incur or assume any liability for borrowed money which liability is secured by any of the assets of the Borrower, except liabilities heretofore or hereinafter incurred by the Borrower to the Lender or to other mortgage warehouse lenders previously disclosed to the Lender.

                  (b) Assume, guarantee, endorse or otherwise become liable, in connection with the Obligations of any person, firm or corporation except (i) liabilities of the Borrower resulting from product warranties made by the Borrower in the ordinary course of its business, and (ii) liabilities of the Borrower resulting from its endorsement of items or instruments for deposit or collection in the ordinary course of its business.

                  (c) Sell, lease, abandon, or otherwise dispose of, all or any substantial part of the properties or assets of the Borrower, other than the sale of Loans to Investors subject to the provisions of this Agreement.

                  (d) Purchase, lease, or otherwise acquire, the properties or assets, or any interest therein, of any person, firm or corporation, except purchases, leases or other acquisitions of inventory and equipment made by the Borrower in the ordinary course of its business in bona fide, arm's length transactions.

                  (e) Consolidate with, merge into, or participate in any joint venture with, any person, firm or corporation, or permit any person, firm or corporation, to consolidate with, merge into, or participate in, any joint venture with the Borrower.

                  (f) Create or acquire the obligations, securities or stock of, or make loans, advances or capital contributions to, any person, firm or corporation, except upon prior written notice to the Lender; provided, however, that the Borrower may, without such prior written notice, make loans or advances in the ordinary course of business and purchase or acquire any of the following:

                           (i)  Marketable  direct  obligations  of  the  United
States of America;

                           (ii)   Commercial   paper   issued  by   corporations
conducting substantially all of their business in the United States of America, maturing within one hundred eighty (180) days from the date of the original issue thereof, and rated "prime" by the National Credit Office;

                           (iii) Bonds of any state,  county, or municipality of
the United States of America, (w) which mature within two (2) years from the date of acquisition thereof, and (x) which are not in default as to principal or interest, and (y) which are rated Aa, or better, by Moody's Investors Service, and (z) the interest of which is exempt from federal income tax; and

                           (iv)  Customer's  notes,  chattel paper,  or the like
received as non-cash proceeds of the sale of the inventory of the Borrower in the ordinary course of its business.

                  (g) Alter its existing capital stock structure by issuance of new shares of existing classes of stock, by creation of new classes of stock, or otherwise, so as to cause a loss of control of the Borrower by the current owners.

                  (h) Permit or cause any change in the ownership of its presently issued and outstanding stock which change would result in a loss of control of the Borrower by the current owners.

                  (i) Declare or pay any cash dividend or make any distribution on, or redeem, retire or otherwise acquire directly or indirectly, any share of its stock.

                  (j) Permit or cause any change in the person of Ira Silverman as President of the Borrower, except upon sixty (60) days prior notice to the Lender.

                  (k) Permit the aggregate available credit under all mortgage warehouse facilities to exceed $30,000,000.00.

         6.24 Information Relating to Operations of Borrower. Upon written request, the Borrower shall provide to the Lender the following information pertaining to all operations conducted in or on the Properties:

                  (a) Copies of all permits obtained from any federal, state or local agency;

                  (b) Material safety data sheets for all chemicals in use at, manufactured at, imported to, or stored at the Properties;

                  (c) Copies of all materials filed with the Federal Occupational Safety and Health Agency under OSHA Hazard Communication Standard and all materials filed with the New York Department of Health, the New York Department of Environmental Protection, or any other federal, state or local agency or entity;

                  (d) Maps, diagrams and site plans showing the location of all storage areas and storage tanks for Hazardous Substances and the location of processes using any of them, including details as to the amounts stored or used;

                  (e) A description of said  operations and of their  processes;
and

                  (f) Any other information which the Lender may reasonably request.

         6.25 Notification of Event of Default. The Borrower shall immediately notify the Lender of the occurrence of an Event of Default and of the nature and period of existence thereof.

         6.26 Separate Assignments. If required by the Lender, the Borrower shall execute and deliver a separate assignment to the Lender, or at the Lender's sole and absolute discretion, a certified true copy of such assignment properly executed in favor of the Lender evidencing a valid and legal assignment to the Lender, of all of the Borrower's right, title and interest in each Mortgage Note, each Mortgage and each UCC-l financing statement and any other property, right, proceeds or payment forming part of the Collateral, including, but not limited to, all Borrower's rights in and to any applicable commitment of an

Investor to purchase a Mortgage Note or Mortgage, and all insurance policies and proceeds, and the Borrower shall pay the cost of filing the same in all public offices.

         6.27 Minimum Adjusted Tangible Net Worth. The Borrower shall not permit its Adjusted Tangible Net Worth to be in an amount less than $2,250,000.00 (to be tested on a quarterly basis).

         6.28 Leverage Ratio. The Borrower shall maintain at all times a ratio of total indebtedness to Adjusted Tangible Net Worth, equal to or less than 14 to 1.0.

         6.29 Documentation. The Borrower shall provide the Lender with the following:

                  (i) the documents set forth on the applicable Loan Advance Request;

                  (ii) with respect to all Mortgage Loans:

                           (1)(A) certified true copy of the Mortgage, HUD-l and
original Mortgage Note properly endorsed in blank by the Borrower and delivered to the Lender; and

                           (2) If required by the  Lender,  a properly  recorded
Assignment of Mortgage, within three (3) business days after the making of an advance against said Mortgage Loan.

                  (iii) with respect to all Personal Property Loans, a properly perfected UCC-l Financing Statement.

         6.30 Compliance With Agreement. The Borrower shall observe, perform and comply with, and shall continue, until all Obligations of the Borrower to the Lender pursuant to this Agreement are fully paid and satisfied, to observe, perform and comply with, all of the Borrower's covenants made in this Agreement.

         6.31 Quality Control. Not less than five (5%) percent of all funded Loans hereunder shall be subject to monthly quality control audits at the sole discretion of the Lender.

                                    SECTION 7
                                EVENTS OF DEFAULT

         There shall be an Event of Default by the Borrower under this Agreement upon the occurrence of anyone of the following:

         7.1 The Borrower's failure to pay, when due, on demand or at maturity (whether as stated or by acceleration), as the case may be, any payment of principal, interest or other charges due and owing to the Lender pursuant to any Obligations of the Borrower to the Lender, including, without limitation, those Obligations arising pursuant to this Agreement.

         7.2 A material breach by the Borrower or the Guarantor of any covenant contained in this Agreement or the Guaranty Agreement, including, without limitation, those covenants contained in Section 6 hereof.

         7.3 If any warranty or representation contained in this Agreement, including, without limitation, the warranties and representations contained in
Section 5, shall be incorrect in any material respect, or if any financial statement given by the Borrower or the Guarantor to the Lender shall be incorrect in any material respect.

         7.4 Upon dissolution, termination of existence, insolvency, business failure, appointment of a trustee, receiver or custodian of all or any part of the properties or assets of the Borrower or the Guarantor; upon an assignment for the benefit of creditors by, the calling of a meeting of creditors of, or the commencement of any proceeding under any bankruptcy or insolvency laws of any state or of the United States by the Borrower or the Guarantor, or the commencement of any proceeding under any bankruptcy or insolvency laws of any state or of the United States against the Borrower or the Guarantor.

         7.5 The occurrence of any event of default on the part of the Borrower or the Guarantor in connection with any loans, advances or other extensions of credit by the Lender to the Borrower or the Guarantor other than those loans made pursuant to this Agreement.

         7.6 If any warranty or representation whether past, contemporaneous or future made in writing by the Borrower or the Guarantor to the Lender, other than the warranties or representations set forth in this Agreement, shall be incorrect in any material respect.

         7.7 The death of any Guarantor.

         7.8 The Borrower's failure to deliver the documentation required under Subsection 4.2 within the applicable time periods.

                                    SECTION 8
                          LENDER'S RIGHTS AND REMEDIES

         8.1 Exclusive of the occurrence of an Event of Default, the Lender may:

                  (a) At least ninety (90) days from the Maturity Date, the Lender shall notify the Borrower if it does not intend to renew this Agreement and terminate its agreement to make loans or advances pursuant to the Line of Credit and demand payment of any and all Obligations of the Borrower to the Lender, which payment shall be due on the Maturity Date;

                  (b) Upon one (1) day's prior notice, call at the Borrower's place of business during the regular business hours of the Borrower, and at reasonable intervals to be determined by the Lender and, without hindrance or delay, inspect, audit, check and make extracts or copies from the Borrower's books, records, journals, orders, receipts, correspondence, and other data, and inspect the Collateral;

                  (c) Endorse the name of the Borrower upon any and all checks, drafts, money orders and other instruments for the payment of monies which are payable to the Borrower and constitute proceeds of the Collateral; and

                  (d) Receive and have access to printouts and all other information respecting financial records of the Borrower maintained by external computer service companies; and

                  (e) Communicate, in the name of a certified public accountant or public accountant, or in a fictitious name or names, with customers and account debtors of the Borrower to independently verify the Mortgage Loans.

         8.2 Upon the occurrence of an Event of Default the Lender shall have the following rights and remedies to be exercised within the sole discretion of the Lender without further demand, presentation or notice, of any kind:

                  (a) The Lender shall have all of those rights and remedies provided in this Agreement, in the Uniform Commercial Code and other applicable law in force and effect in New Jersey;

                  (b) The Lender's agreement to make any further loans pursuant to this Agreement, or otherwise, shall cease, and all of the Obligations of the Borrower to the Lender shall immediately become due and payable;

                  (c) In protecting, exercising or enforcing its interests, rights or remedies under this Agreement, receive, open and dispose of mail addressed to the Borrower, provided that the Lender shall return to the Borrower all mail not related to the Collateral, or to any of the Obligations, and in connection therewith, give such notice to any office or officials of the United States Postal Service, or any successor thereof, to effect such changes of address as the Lender may deem necessary so that all mail addressed to the Borrower may be delivered directly to the Lender;

                  (d) Require the Borrower to assemble the Collateral and make it available at the principal place of business or other places of business of the Borrower to allow the Lender to take possession or dispose of the Collateral;

                  (e) Take possession of and sell or otherwise dispose of any or all of the Collateral at public or private sale, and if notice of such sale or of other action by the Lender is required by applicable law, the Borrower agrees that ten (10) days notice to the Borrower shall be sufficient, which the Lender and the Borrower herewith agree to be commercially reasonable;

                  (f) Subrogate to all of the Borrower's interests, rights and remedies in respect to the Collateral, including the right to stop delivery, and (upon notice from the Borrower that the account debtor has returned, rejected, revoked acceptance of or failed to return the goods or that the goods have been reconsigned or diverted) the right to take possession of and to sell or dispose of the goods;

                  (g) Execute in the name of the Borrower any schedules, assignments, instruments, documents and statements which the Borrower is obligated to give the Lender;

                  (h) Sign financing statements in the name of the Borrower, or file financing statements without the Borrower's signature, in any relevant state to perfect or maintain the Lender's security interest in any or all of the Collateral; and

                  (i) Receive from all or any accountants and auditors employed by the Borrower at any time during the term of this Agreement copies of any of the Borrower's financial statements, trial balances or other accounting records of any sort in their possession, together with any other information concerning the financial status or business operations of the Borrower.

                                    SECTION 9
                         BORROWER'S RIGHTS AND REMEDIES

         9.1 Subject to Subsection 2.1(d), the Borrower shall have the right to make Mortgage Loans and to collect payments due thereunder, at its own expense, in the ordinary course of its business, until an Event of Default has occurred.

         9.2 The Borrower shall have all of the rights and remedies provided in this Agreement and by the Uniform Commercial Code and other applicable law in force in New Jersey.

                                   SECTION 10
                            MISCELLANEOUS PROVISIONS

         10.1 Obligations and Liabilities of Lender. The Lender shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Lender (which shall automatically be deemed to be without recourse to the Lender in any event), or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Lender, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or account debtor or to any other third party, and the Borrower agrees to indemnify and defend the Lender and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Subsection 10.1.

         10.2 Waiver of Notices. Notice of default and presentment, demand, protest and notice of dishonor as to any provision of this Agreement or any other agreement or instrument is hereby waived by the Borrower, except as may be otherwise specifically provided in this Agreement.

         10.3 Reference to Parties. "Lender" and "Borrower" as used in this Agreement shall include the successors, representatives, and assigns of those parties; provided, however, that the Borrower shall not assign or delegate any of its rights, remedies, warranties, representations or covenants arising under this Agreement without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

         10.4 Governing Law; Consent to Jurisdiction.

                  (a) This Agreement is to be executed and delivered within the State of New Jersey, is to be principally performed within the State of New Jersey, and the Borrower and the Lender elect that the laws of the State of New Jersey shall govern the construction of this Agreement and the rights, remedies, warranties, representations, covenants, and provisions hereof without giving effect to the conflict of laws rules of the State of New Jersey, and except to the extent that the validity or perfection of the security interest or Mortgage hereunder, or remedies hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than the State of New Jersey.

                  (b) Any legal action or proceeding with respect to this Agreement or any other document, instrument, writing or agreement related hereto, may be brought in the courts of the State of New Jersey or of the United States for the District of New Jersey, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts and in, any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices contained in Subsection 10.10 of this Agreement, such service to become effective thirty (30) days after such mailing. Nothing contained herein shall affect the right of the Lender to service of process in any other manner permitted by law or to commence any legal proceedings or otherwise proceed against the Borrower in any jurisdiction.

                  (c) The Borrower hereby waives any rights it may have to transfer or change the venue of any litigation brought against it by the Lender which is in any way related to this Agreement or any other document, instrument, writing or agreement related hereto.

                  (d) The provisions of this Subsection 10.4 shall survive the repayment of the Obligations of the Borrower to the Lender and the termination of this Agreement.

         10.5 Severability. If any of the provisions of this Agreement shall contravene or be held invalid under the laws of any jurisdiction, this Agreement shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants, and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction, or any other provisions of this Agreement in any jurisdiction.

         10.6 Rights and Remedies. Etc. The Events of Default, rights, remedies, warranties, representations, covenants, and provisions set forth in this Agreement, or as may be provided by applicable law, shall be cumulative and not alternative or exclusive, and the Lender's Rights and Remedies may be exercised by the Lender at such time or times, in such order of preference, as the Lender in its sole discretion may determine.

         10.7 No Party  Deemed  Drafter.  The Borrower and the Lender agree that
(a) no party hereto shall be deemed to be the drafter of this Agreement, and (b) if this Agreement is ever construed by a court of law, such court shall not construe this Agreement or any provision of this Agreement against any party hereto as the drafter of this Agreement.

         10.8 Entire Agreement, No Waiver, Etc. This Agreement embodies the entire agreement and understanding between the Borrower and the Lender and supersedes all prior agreements and understandings relating to the subject matter hereof. All warranties, representations and covenants imposed or made herein shall survive the execution and delivery of this Agreement. No delay or omission of the Lender in exercising or enforcing any of the Lender's Rights and Remedies hereunder shall constitute a waiver thereof; and no waiver by the Lender of any Event of Default should operate as a waiver of any other Event of Default. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Lender, which consent makes explicit reference to this Agreement. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Lender and the Borrower at any time (whether before, during or after the effective date or terms of this Agreement), shall be construed in any particular as a waiver, modification or limitation of any of the Lender's Rights and Remedies under this Agreement nor shall anything in this

Agreement be construed as a waiver, modification or limitation of any of the Lender's Rights and Remedies under this Agreement nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Lender's Rights and Remedies, not only under the provisions of this Agreement, but also of any such other agreement or transaction.

         10.9 Reference to Days. Any and all references to "days" in this Agreement shall mean "business days" except as otherwise specifically provided by law.

         10.10 Notices.

                  (a) All notices, requests, and other communications pursuant to this Agreement, other than notices or requests by the Borrower for advances under the Line of Credit or issuance of Letters of Credit, shall be in writing, either by letter (delivered by hand or sent certified mail, return receipt requested) or telecopier addressed to the Lender at Summit Bank, 750 Walnut Avenue, Cranford, New Jersey 07016, "Attention: Elsie Mroczkowski," or to the Borrower (as the case may be) at its principal place of business as described in Subsection 5.13 of this Agreement, "Attention: Ira Silverman," or at such other address as either may give notice to the other as herein provided.

                  (b) All notices or requests by the Borrower for advances under the Line of Credit shall be made in writing, delivered by hand or sent certified mail, return receipt requested, or sent via telecopier, addressed to the Lender as follows: 750 Walnut Avenue, Cranford, New Jersey 07016, "Attention: Elsie Mroczkowski," telephone number: 908-931-3284, telecopier number: 908-931-3285, or at such other address or telephone or telecopier number as the Lender may give notice to the Borrower as herein provided.

                  (c) Any notice, request or communication hereunder shall be deemed to have been given when deposited with a reputable overnight delivery service, postage prepaid, or in the case of hand delivery, when delivered, or in the case of notice via telecopier, when transmitted and receipt confirmed, addressed as aforesaid; provided, however, that notice of a change of address, as hereinabove provided, shall be deemed to have been given only when actually received by the party to which it is addressed.

         10.11 Ambiguity Between Agreements. In the event of ambiguity or inconsistency between this Agreement and any agreement, document or instrument made pursuant hereto, then the terms of this Agreement will govern. This Agreement supersedes all previous agreements, commitments or any other documents between the parties concerning this loan transaction.

         10.12 Counterparts. This Agreement may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

         10.13 Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         10.14 WAIVER OF JURY TRIAL.

                  (a) THE LENDER AND THE BORROWER HEREBY ACKNOWLEDGE THAT DISPUTES ARISING UNDER THIS AGREEMENT OR OTHERWISE RELATING TO THE OBLIGATIONS ARE LIKELY TO BE COMPLEX AND THEY DESIRE TO STREAMLINE AND MINIMIZE THE COST OF RESOLVING SUCH DISPUTES. THEREFORE, THE LENDER AND THE BORROWER IRREVOCABLY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM, DISPUTE OR PROCEEDING BASED UPON, OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT OR OTHERWISE RELATING TO THE OBLIGATIONS. WITHOUT LIMITING THE FOREGOING, THIS WAIVER AND COVENANT APPLIES:

                           (i)  TO  ALL  CLAIMS  AGAINST  ALL  PARTIES  TO  SUCH
DISPUTES, ACTIONS AND PROCEEDINGS INCLUDING THOSE INVOLVING THE LENDER, THE BORROWER OR ANY OF THEIR RESPECTIVE PARENTS, SUBSIDIARIES, AFFILIATES OR RELATED ENTITIES, OR ANY OFFICER, DIRECTOR, SHAREHOLDER, MEMBER, ATTORNEY OR PARTNER OF ANY OF THEM;

                           (ii) IRRESPECTIVE OF WHETHER SUCH DISPUTE,  ACTION OR
PROCEEDING ARISES UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT, LINE OF CREDIT NOTE, PAPER, INSTRUMENT OR DOCUMENT HERETOFORE OR HEREAFTER EXECUTED RELATING TO ANY OF THE OBLIGATIONS;

                           (iii)  IRRESPECTIVE OF WHETHER SUCH DISPUTE,  ACTION,
OR PROCEEDING ARISES IN CONNECTION WITH OR IS BASED UPON INTENTIONAL OR UNINTENTIONAL CONDUCT, FRAUD, IMPROPER ACTION OR FAILURE TO ACT, OR ANY OTHER CIRCUMSTANCES.

                  (b) THIS WAIVER IS KNOWINGLY, AND VOLUNTARILY MADE BY THE BORROWER AND THE LENDER, AND THE BORROWER AND THE LENDER ACKNOWLEDGE THAT NEITHER OF THEM, NOR ANY PERSON ACTING ON BEHALF OF EITHER OF THEM, HAS MADE ANY REPRESENTATIONS TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE BORROWER AND THE LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN CONNECTION WITH THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE BORROWER AND THE LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE READ, AND UNDERSTAND THE MEANING AND RAMIFICATIONS OF, THIS WAIVER.

                  (c) THE BORROWER AND THE LENDER ACKNOWLEDGE THAT THEY HAVE BEEN INFORMED BY EACH OTHER THAT THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH EACH HAS RELIED IN ENTERING INTO THIS AGREEMENT, AND THAT THIS WAIVER PARAGRAPH SHALL BE DEEMED ENFORCEABLE INDEPENDENTLY OF ALL OTHER PROVISIONS OF THIS AGREEMENT. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS

SECTION AS WRITTEN EVIDENCE OF THE CONSENT BY EITHER OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THE PROVISIONS OF THIS SUBSECTION SHALL SURVIVE THE REPAYMENT OF THE OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT.

         Executed at ______, New Jersey, on the date first written above.

ATTEST:                                     COMMUNITY HOME MORTGAGE CORPORATION


By:/s/                                      By: /s/ Ira Silverman
   ---------------------------                  ------------------------------
                                                Ira Silverman, President

                                            SUMMIT BANK


                                            By: /s/ James Liccardo
                                                --------------------------
                                                James Liccardo,
                                                Senior Vice President